UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2021

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	VKTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Viking Therapeutics, Inc. (the “Company”) was held on May 20, 2021. At the Annual Meeting, the Company’s stockholders elected the Class III director nominees of the Company, ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021, approved, on an advisory basis, the compensation of the Company’s named executive officer and approved, on an advisory basis, every one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers (together, the “Proposals”). Each Proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the U.S. Securities and Exchange Commission on April 8, 2021. As of March 31, 2021, the record date for the Annual Meeting, 77,178,081 shares of the Company’s common stock were issued and outstanding. The final votes on the Proposals presented at the Annual Meeting are as follows:

Proposal 1. Election of Class III Director Nominees

Brian Lian, Ph. D. and Lawson Macartney, DVM, Ph.D. were each elected as Class III directors at the Annual Meeting to serve until the Company’s 2024 Annual Meeting of Stockholders, and until his or her respective successor is duly elected and qualified. The final voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Lian, Ph. D.	25,708,916	3,468,258	23,165,353
Lawson Macartney, DVM, Ph. D.	21,700,323	7,476,851	23,165,353

Proposal 2. Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,916,055	337,878	88,594	0

Proposal 3. Advisory Vote on Approval of the Compensation of the Named Executive Officer

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officer for the fiscal year ended December 31, 2020, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,645,023	3,320,173	211,978	23,165,353

Proposal 4. Advisory Vote on Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, every one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers.  The final voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
26,779,308	181,059	2,026,856	189,951	23,165,353

In light of the advisory vote of the Company’s stockholders to hold future advisory votes on the compensation of the Company’s named executive officers every one year, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: May 21, 2021	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)